UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2004

SEMCO Energy, Inc. (Exact name of registrant as specified in its chapter)

Michigan (State or other jurisdiction of incorporation)	001-15565 (Commission File Number)	38-2144267 (IRS Employer Identification No.)

28470 13 Mile Road, Ste. 300, Farmington Hills, Michigan (Address of principal executive offices)	48334 (Zip Code)

Registrant's telephone number, including area code: 248-702-6000

__________________________________________________________ (Former name or former address, if changed since last report)

Item 5.      Other Events.

On March 10, 2004, SEMCO Energy, Inc. (the "Company") issued the attached press release announcing that George A. Schreiber, Jr. had been named President and Chief Executive Officer and that John Hinton would remain the Company’s non-executive Chairman of the Board.

Item 7.(c)    Exhibits.

99    Press Release issued March 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc.
(Registrant)

Dated: March 12, 2004	By:	/s/ John E. Schneider

John E. Schneider Senior Vice President, Treasurer and C.F.O.

EXHIBIT INDEX
Form 8-K
March 10, 2004

Filed

Exhibit No.	Description	Herewith	By Reference

99	Press Release issued March 10, 2004.	x